KINGSTONE

Additional Financial Information for Q4 2019 and Year Ended 2019

Definitions and Non-GAAP Measures

Direct written premiums represent the total premiums charged on policies issued by the Company during the respective fiscal period. **Net premiums written** are direct written premiums less premiums ceded to reinsurers. Net premiums earned, the GAAP measure most comparable to direct written premiums and net premiums written, are net premiums written that are pro-rata earned during the fiscal period presented. All of the Company's policies are written for a twelve-month period. Management uses direct written premiums and net premiums written, along with other measures, to gauge the Company's performance and evaluate results.

Core direct written premiums - represents the total premiums charged on policies issued by the Company during the respective fiscal period from its business located in New York.

Expansion direct written premiums - represents the total premiums charged on policies issued by the Company during the respective fiscal period from its business located in other states (i.e., outside New York).

Net operating income (loss) - is net income (loss) exclusive of realized investment gains, net of tax. Net income (loss) is the GAAP measure most closely comparable to net operating income (loss).

Management uses net operating income (loss) along with other measures to gauge the Company's performance and evaluate results, which can be skewed when including realized investment gains (losses), and may vary significantly between periods. Net operating income is provided as supplemental information, not as a substitute for net income and does not reflect the Company's overall profitability.

Underlying net loss ratio - is a non-GAAP ratio, which is computed as the difference between GAAP net loss ratio and the effect of catastrophes and prior year loss development on the net loss ratio.

Underlying net loss ratio excluding Commercial Lines - is a non-GAAP ratio, which is computed as the difference between GAAP net loss ratio and the loss ratio that relates to commercial lines, catastrophes, and prior year loss development.

Net combined ratio excluding effect of catastrophes and prior year loss development - is a non-GAAP ratio, which is computed as the difference between GAAP net combined ratio and the effect of catastrophes and prior year loss development on the net combined ratio.

We believe that these ratios are useful to investors and they are used by management to reveal the trends in our business that may be obscured by catastrophe losses and prior year loss development. Catastrophe losses cause our loss ratios to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the net loss ratio and net combined ratio. Prior year loss development can cause our loss ratio to vary significantly between periods and separating this information allows us to better compare the results for the current accident period over time. We believe these measures are useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. We also provide them to facilitate a comparison to our outlook on the underlying net loss ratio excluding commercial lines and net combined ratio excluding the effect of catastrophes and prior year loss development. The most directly comparable GAAP measures are the net loss ratio and net combined ratio. The underlying net loss ratio excluding commercial lines and net combined ratio excluding the effect of catastrophes and prior year loss development should not be considered a substitute for the net loss ratio and net combined ratio and do not reflect the Company's net loss ratio and net combined ratio.

Book Value Per Share

The Company's book value per share at December 31, 2019 was $8.17, a decrease of 1.0% compared to $8.25 at December 31, 2018.

	31-Dec-19	30-Sep-19	30-Jun-19	31-Mar-19	31-Dec-18
Book Value Per Share	$ 8.17	$ 8.04	$ 8.14	$ 7.78	$ 8.25
% Increase/decrease from specified period to 12/31/19		*1.6%*	*0.4%*	*5.0%*	*-1.0%*

The table below reconciles direct written premiums and net written premiums to net premiums earned for the periods presented:

	For the Three Months Ended December 31,				For the Years Ended December 31,			
	2019	2018	$ Change	% Change	2019	2018	$ Change	% Change
(000's except percentages)								
Direct and Net Written Premiums Reconciliation:								
Direct written premiums	$ 42,881	$ 39,541	$ 3,340	8.4 %	$171,214	$146,716	$ 24,498	16.7 %
Assumed written premiums	-	-	-	- %	1	1	-	- %
Ceded written premiums	(24,722)	(7,514)	(17,208)	229.0 %	(45,636)	(26,923)	(18,713)	69.5 %
Net written premiums	18,159	32,027	(13,868)	(43.3) %	125,579	119,794	5,785	4.8 %
Change in unearned premiums	14,447	(3,088)	17,535	(567.8) %	2,044	(16,379)	18,423	(112.5) %
Net premiums earned	**$ 32,606**	**$ 28,939**	**$ 3,667**	**12.7 %**	**$127,623**	**$103,415**	**$ 24,208**	**23.4 %**

The table below details the breakdown of direct written premiums between Core direct written premiums and Expansion direct written premiums for the periods presented:

	For the Three Months Ended December 31,				For the Years Ended December 31,			
	2019	2018	$ Change	% Change	2019	2018	$ Change	% Change
(000's except percentages)								
Core and Expansion Direct Written Premiums Reconciliation:								
Core direct written premiums	$34,134	$36,380	$(2,246)	(6.2) %	$145,567	$137,636	$ 7,931	5.8 %
Expansion direct written premiums	8,747	3,161	5,586	176.7 %	25,647	9,080	16,567	182.5 %
Direct written premiums	$42,881	$39,541	$ 3,340	8.4 %	$171,214	$146,716	$24,498	16.7 %

The following table reconciles net operating income (loss) to net income (loss) for the periods presented:

	Three Months Ended December 31, 2019		Three Months Ended December 31, 2018		Years Ended December 31, 2019		Years Ended December 31, 2018	
	Amount	Diluted earnings per common share	Amount	Diluted earnings (loss) per common share	Amount	Diluted earnings (loss) per common share	Amount	Diluted earnings per common share
(000's except per common share amounts and percentages)								
Net Operating Income (Loss) and Diluted Earnings (Loss) per Common Share Reconciliation:								
Net income (loss)	**$ 1,455**	**$ 0.13**	**$ (880)**	**$ (0.08)**	**$ (5,966)**	**$ (0.55)**	**$ 3,093**	**$ 0.29**
Net realized (gain) loss on investments	(879)		2,218		(4,591)		2,496	
Less tax (expense) benefit on net realized (gain) loss on investments	(185)		466		(964)		524	
Net realized (gain) loss on investments, net of taxes	(694)	**$ (0.06)**	1,752	**$ 0.16**	(3,627)	**$ (0.34)**	1,972	**$ 0.18**
Net operating income (loss)	**$ 761**	**$ 0.07**	**$ 872**	**$ 0.08**	**$ (9,593)**	**$ (0.89)**	**$ 5,065**	**$ 0.47**
Weighted average diluted shares outstanding	10,795,839		10,730,520		10,773,623		10,718,886	

The following table reconciles the Underlying net loss ratio excluding Commercial Lines to the net loss ratio for the periods presented:

	For the Three Months Ended December 31,				For the Years Ended December 31,			
	2019	**2018**	**Change**		**2019**	**2018**	**Change**	
Underlying Net Loss Ratio Excluding Commercial lines Reconciliation:								
Net loss and loss adjustment expenses ("Net loss")								
Underlying Net Loss Excluding Commercial lines	**$ 16,439**	**$ 13,276**	**$ 3,163**	**23.8%**	**$ 60,507**	**$ 42,977**	**$ 17,530**	**40.8%**
Commercial lines net loss	904	2,706	(1,802)	-66.6%	19,363	8,220	11,143	135.6%
Catastrophe losses excluding commercial lines	426	122	304	249.2%	7,209	6,183	1,026	16.6%
Prior year loss development excluding commercial lines	826	452	374	82.7%	3,103	915	2,188	239.1%
Net loss	**$ 18,595**	**$ 16,556**	**$ 2,039**	**12.3%**	**$ 90,182**	**$ 58,295**	**$ 31,887**	**54.7%**
Net premiums earned								
Net premiums earned excluding commercial lines	30,047	25,330	4,717	18.6%	114,028	89,610	24,418	27.2%
Commercial lines net premiums earned	2,559	3,608	(1,049)	-29.1%	13,595	13,804	(209)	-1.5%
Net premiums earned	**$ 32,606**	**$ 28,938**	**$ 3,668**	**12.7%**	**$127,623**	**$103,414**	**$ 24,209**	**23.4%**
Underlying net loss ratio excluding commercial lines	**54.7%**	**52.4%**	**2.3**	**pts**	**53.1%**	**48.0%**	**5.1**	**pts**
Net loss ratio	**57.0%**	**57.2%**	**(0.2)**	**pts**	**70.7%**	**56.4%**	**14.3**	**pts**

The following table reconciles the net combined ratio excluding catastrophes and prior year loss development to the net combined ratio for the periods presented:

	For the Three Months Ended December 31,				For the Years Months Ended December 31,			
	2019	2018	Percentage Point Change		2019	2018	Percentage Point Change	
Net Combined Ratio Excluding Catastrophes and Prior Year Development Reconciliation:								
Net Combined Ratio Excluding Catastrophes and Prior Year Development	**93.9%**	**92.5%**	**1.4**	**pts**	**94.1%**	**87.2%**	**6.9**	**pts**
Effect of catastrophe losses and prior year development								
Catastrophe losses	2.3%	0.4%	1.9	pts	6.0%	6.0%	-	pts
Prior year development	-0.2%	3.5%	(3.7)	pts	8.7%	1.1%	7.6	pts
Effect of catastrophe losses and prior year development on net loss and loss adjustment expenses	2.1%	3.9%	(1.8)	pts	14.7%	7.1%	7.6	pts
Net underwriting expense ratio	0.0%	0.0%	-	pts	0.0%	0.5%	(0.5)	pts
Total effect of catastrophe losses and prior year development	2.1%	3.9%	(1.8)	pts	14.7%	7.6%	7.1	pts
Net combined ratio	**96.0%**	**96.4%**	**(0.4)**	**pts**	**108.8%**	**94.8%**	**14.0**	**pts**

The following table reconciles net operating income (loss) and diluted operating earnings (loss) per share exclusive of catastrophe and prior year loss development financial impact to net operating income (loss) and diluted operating earnings (loss) per share for the periods presented:

	For the Three Months Ended December 31,				For the Years Ended December 31,			
	2019		2018		2019		2018	
	Amount	Diluted earnings per common share	Amount	Diluted earnings per common share	Amount	Diluted earnings per common share	Amount	Diluted earnings per common share
(000's except per common share amounts)								
Net Operating Income and Diluted Operating Earnings per Share Exclusive of Catastrophes and Prior Year Loss Development Financial Impact:								
Net operating income (loss)	**$ 1,455**	**$ 0.13**	**$ (880)**	**$ (0.08)**	**$ (5,966)**	**$ (0.55)**	**$ 3,093**	**$ 0.29**
Catastrophe and prior year loss development financial impact								
Ceding commission revenue	-		-		-		459	
Total expenses	700		1,133		18,833		7,380	
Income from operations before taxes	700		1,133		18,833		7,839	
Income tax expense	147		238		3,955		1,646	
Total catastrophe and prior year loss development financial impact	553	**$ 0.05**	895	**$ 0.08**	14,878	**$ 1.38**	6,193	**$ 0.58**
Net operating income exclusive of catastrophes and prior year loss development financial impact	**$ 2,008**	**$ 0.18**	**$ 15**	**$ -**	**$ 8,912**	**$ 0.83**	**$ 9,286**	**$ 0.87**
Weighted average diluted shares outstanding	10,795,839		10,730,520		10,773,623		10,718,886	

The following table summarizes gross and net written premiums, net premiums earned, net loss and loss adjustment expenses and net loss ratio by major product type, which were determined based primarily on similar economic characteristics and risks of loss.

	For the Three Months Ended December 31,		For the Years Ended December 31,	
	2019	2018	2019	2018
Gross premiums written:				
Personal lines	$ 40,776,605	$ 32,949,229	$ 149,920,020	$ 119,971,418
Livery physical damage	2,376,887	2,650,043	10,576,156	9,792,456
Other(1)	57,995	64,905	593,945	251,190
Total without commercial lines	43,211,487	35,664,177	161,090,121	130,015,064
Commercial lines (in run-off effective July 2019)(2)	(330,513)	3,877,040	10,124,908	16,702,409
Total gross premiums written	$ 42,880,974	$ 39,541,217	$ 171,215,029	$ 146,717,473
Net premiums written:				
Personal lines(3)	$ 16,487,105	$ 25,976,460	$ 105,774,168	$ 94,993,035
Livery physical damage	2,376,887	2,650,043	10,576,156	9,792,456
Other(1)	27,383	58,842	549,978	228,551
Total without commercial lines	18,891,375	28,685,345	116,900,302	105,014,042
Commercial lines (in run-off effective July 2019)(2)	(732,224)	3,341,617	8,678,829	14,779,752
Total net premiums written	$ 18,159,151	$ 32,026,962	$ 125,579,131	$ 119,793,794
Net premiums earned:				
Personal lines(3)	$ 27,206,325	$ 22,794,145	$ 102,943,699	$ 79,603,364
Livery physical damage	2,714,917	2,477,874	10,565,739	9,797,939
Other(1)	125,926	58,186	518,671	209,128
Total without commercial lines	30,047,168	25,330,205	114,028,109	89,610,431
Commercial lines (in run-off effective July 2019)(2)	2,559,096	3,608,372	13,595,333	13,804,284
Total net premiums earned	$ 32,606,264	$ 28,938,577	$ 127,623,442	$ 103,414,715
Net loss and loss adjustment expenses(4):				
Personal lines	$ 15,491,464	$ 12,190,642	$ 62,157,739	$ 43,287,170
Livery physical damage	1,392,675	1,050,603	5,209,065	4,211,273
Other(1)	32,618	20,607	605,994	334,015
Unallocated loss adjustment expenses	773,678	587,899	2,846,248	2,242,365
Total without commercial lines	17,690,435	13,849,751	70,819,046	50,074,823
Commercial lines (in run-off effective July 2019)(2)	904,039	2,706,331	19,363,278	8,220,382
Total net loss and loss adjustment expenses	$ 18,594,474	$ 16,556,082	$ 90,182,324	$ 58,295,205
Net loss ratio(4):				
Personal lines	56.9%	53.5%	60.4%	54.4%
Livery physical damage	51.3%	42.4%	49.3%	43.0%
Other(1)	25.9%	35.4%	116.8%	159.7%
Total without commercial lines	58.9%	54.7%	62.1%	55.9%
Commercial lines (in run-off effective July 2019)(2)	35.3%	75.0%	142.4%	59.5%
Total	57.0%	57.2%	70.7%	56.4%

1. "Other" includes, among other things, premiums and loss and loss adjustment expenses from our participation in a mandatory state joint underwriting association and loss and loss adjustment expenses from commercial auto.
2. In July 2019, the Company decided that it will no longer underwrite Commercial Liability risks. See discussions above regarding the discontinuation of this line of business.
3. See discussions above with regard to "Net Written Premiums and Net Premiums Earned".
4. See discussions above with regard to "Net Loss Ratio and Underlying Net Loss Ratio Excluding Commercial Lines".

Consolidated Statements of Income (Loss) and Comprehensive Income (Loss)

	For the Three Months Ended December 31,		For the Years Ended December 31,	
	2019	2018	2019	2018
	(Unaudited)	(Unaudited)		
Revenues				
Net premiums earned	$ 32,606,264	$ 28,938,577	$ 127,623,442	$ 103,414,715
Ceding commission revenue	1,667,891	901,775	4,650,851	5,332,630
Net investment income	1,669,312	1,643,022	6,869,346	6,186,248
Net gains (losses) on investments	878,839	(2,218,022)	4,591,019	(2,495,857)
Other income	636,793	372,581	1,828,362	1,334,162
Total revenues	37,459,099	29,637,933	145,563,020	113,771,898
Expenses				
Loss and loss adjustment expenses	18,594,474	16,556,082	90,182,324	58,295,205
Commission expense	8,261,242	6,930,677	30,193,175	25,342,137
Other underwriting expenses	6,437,034	5,642,174	24,420,208	20,943,342
Other operating expenses	1,403,381	801,421	4,177,731	2,575,404
Depreciation and amortization	669,744	513,175	2,545,946	1,787,150
Interest expense	456,545	456,545	1,826,180	1,821,597
Total expenses	35,822,420	30,900,074	153,345,564	110,764,835
Income (loss) before taxes	1,636,679	(1,262,141)	(7,782,544)	3,007,063
Income tax expense (benefit)	182,060	(382,294)	(1,816,191)	(86,183)
Net income (loss)	1,454,619	(879,847)	(5,966,353)	3,093,246
Other comprehensive income (loss), net of tax				
Gross change in unrealized gains (losses) on available-for-sale-securities	372,830	(392,450)	9,564,647	(4,984,149)
Reclassification adjustment for losses included in net income (loss)	41,289	12,377	122,925	464,254
Net change in unrealized gains (losses)	414,119	(380,073)	9,687,572	(4,519,895)
Income tax (expense) benefit related to items of other comprehensive income (loss)	(86,965)	90,800	(2,034,389)	949,177
Other comprehensive income (loss), net of tax	327,154	(289,273)	7,653,183	(3,570,718)
Comprehensive income (loss)	$ 1,781,773	$ (1,169,120)	$ 1,686,830	$ (477,472)
Earnings (Loss) per common share:				
Basic	$ 0.13	$ (0.08)	$ (0.55)	$ 0.29
Diluted	$ 0.13	$ (0.08)	$ (0.55)	$ 0.29
Weighted average common shares outstanding				
Basic	10,784,918	10,730,520	10,773,623	10,686,813
Diluted	10,795,839	10,730,520	10,773,623	10,716,886
Dividends declared and paid per common share	$ 0.0625	$ 0.1000	$ 0.3250	$ 0.4000

Consolidated Balance Sheets

	December 31, 2019	December 31, 2018
Assets		
Fixed-maturity securities, held-to-maturity, at amortized cost (fair value of $4,124,767 at December 31, 2019 and $4,426,416 at December 31, 2018)	$ 3,825,952	$ 4,222,855
Fixed-maturity securities, available-for-sale, at fair value (amortized cost of $162,202,367 at December 31, 2019 and $155,431,261 at December 31, 2018)	168,236,181	151,777,516
Equity securities, at fair value (cost of $22,624,668 at December 31, 2019 and $18,305,986 at December 31, 2018)	24,661,382	16,572,616
Other investments	2,584,913	1,855,225
Total investments	199,308,428	174,428,212
Cash and cash equivalents	32,391,485	21,138,403
Premiums receivable, net	12,706,411	13,961,599
Reinsurance receivables, net	40,750,538	26,367,115
Deferred policy acquisition costs	20,634,378	17,907,737
Intangible assets, net	500,000	670,000
Property and equipment, net	7,620,636	6,056,929
Deferred income taxes, net	311,052	354,233
Other assets	6,979,884	5,867,850
Total assets	$ 321,202,812	$ 266,752,078
Liabilities		
Loss and loss adjustment expense reserves	$ 80,498,611	$ 56,197,106
Unearned premiums	90,383,238	79,032,131
Advance premiums	3,191,512	2,107,629
Reinsurance balances payable	11,714,724	1,933,376
Deferred ceding commission revenue	7,735,398	2,686,677
Accounts payable, accrued expenses and other liabilities	9,986,317	6,819,231
Income taxes payable	-	15,035
Long-term debt, net	29,471,431	29,295,251
Total liabilities	232,981,231	178,086,436
Commitments and Contingencies (Note 11)		
Stockholders' Equity		
Preferred stock, $.01 par value; authorized 2,500,000 shares	-	-
Common stock, $.01 par value; authorized 20,000,000 shares; issued 11,824,889 shares at December 31, 2019 and 11,775,148 at December 31, 2018; outstanding 10,797,450 shares at December 31, 2019 and 10,747,709 shares at December 31, 2018	118,248	117,751
Capital in excess of par	69,133,918	67,763,940
Accumulated other comprehensive income (loss)	4,768,870	(2,884,313)
Retained earnings	16,913,097	26,380,816
	90,934,133	91,378,194
Treasury stock, at cost, 1,027,439 shares at December 31, 2019 and at December 31, 2018	(2,712,552)	(2,712,552)
Total stockholders' equity	88,221,581	88,665,642
Total liabilities and stockholders' equity	$ 321,202,812	$ 266,752,078